PROMISSORY NOTES DUE TO RELATED PARTY: (Tables) - Recast [Member]	Dec. 29, 2022
Schedule of Promissory Notes
	April 30, 2022 $	April 30, 2021 $

Third promissory notes	27,736,602	26,404,927
Fifth promissory notes	3,387,673	3,199,806
Sixth promissory notes	3,652,662	2,424,741

Total promissory notes	34,776,937	32,029,474

Schedule of Payments To Repay Principal Balance
2022 $	2023 $	2024 $	2025 $	2026 $	Total $
34,776,937	-	-	-	-	34,776,937